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                                                                    EXHIBIT 99-2



                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D. C.

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                                    FORM 11-K

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                                  ANNUAL REPORT



                        PURSUANT TO SECTION 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001


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                             SONOCO PRODUCTS COMPANY
                          1991 KEY EMPLOYEE STOCK PLAN



                             SONOCO PRODUCTS COMPANY
                             ONE NORTH SECOND STREET
                               POST OFFICE BOX 160
                      HARTSVILLE, SOUTH CAROLINA 29551-0160
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                                                                    EXHIBIT 99-2


The Consolidated Financial Statements and Notes to Consolidated Financial Statements of Sonoco Products Company represent the financial statements of the 1991 Key Employee Stock Option Plan and are incorporated herein by reference in this Form 11-K Annual Report.